Virtus Asset Trust

Supplement dated January 2, 2025, to the

Summary and Statutory Prospectuses (the “Prospectuses”) dated April 29, 2024, as supplemented

Important Notice to Investors

Effective January 1, 2025, Virtus Investment Advisers, LLC (“VIA”) has replaced Virtus Fund Advisers, LLC (“VFA”) as the investment adviser to each series (each, a “Fund” and together, the “Funds”) of Virtus Asset Trust (the “Trust”). As a result, also effective January 1, 2025, VFA’s rights and obligations under the investment advisory, subadvisory and expense limitation agreements for the Trust have been transferred to, and assumed by, VIA (the “Transfer”). Both VIA and VFA are wholly owned indirect subsidiaries of Virtus Investment Partners, Inc. No changes have been made to (i) the investment advisory fee rates payable by the Fund or (ii) the Funds’ subadviser or the portfolio managers managing the Funds.

All references in the Funds’ Prospectuses to VFA as the investment adviser are hereby changed to reference VIA, and all instances of a Fund’s subadviser being referenced as being an affiliate of VFA are hereby changed to state that the applicable subadviser is an affiliate of VIA.

The following disclosure regarding VIA replaces the first paragraph of the disclosure in the section “The Adviser” beginning on page 85 of the Funds’ Statutory Prospectus:

Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.)(“VIA” or the “Adviser”), located at One Financial Plaza, Hartford, Connecticut 06103, serves as the investment adviser to the funds. VIA, an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business, acts as the investment adviser for over 60 mutual funds. VIA has acted as an investment adviser for over 80 years. As of September 30, 2024, VIA had approximately $49.3 billion in assets under management.

The following disclosure replaces the introduction to the table at the bottom of page 85 of the Funds’ Statutory Prospectus, reflecting effective advisory fee rates for the prior fiscal year: “In its last fiscal year, each fund paid fees to its investment adviser (after waivers) at the following percentage of average net assets.”

References on page 86 of the Funds’ Statutory Prospectus to Ceredex Value Advisors LLC and Silvant Capital Management LLC as having previously been teams of “the Adviser” are hereby changed to state that they were previously teams of “RidgeWorth Capital Management LLC, which is now known as Virtus Capital Advisers, LLC and an affiliate of the Adviser.”

Investors should retain this supplement with the Prospectuses for future reference.

VAT 8622/VIA Announcement (1/2025)

Virtus Asset Trust

Supplement dated January 2, 2025, to the

Statement of Additional Information (the “SAI”) dated April 29,2024, as supplemented

Important Notice to Investors

Effective January 1, 2025, Virtus Investment Advisers, LLC (“VIA”) has replaced Virtus Fund Advisers, LLC (“VFA”) as the investment adviser to each series (each, a “Fund” and together, the “Funds”) of Virtus Asset Trust (the “Trust”). As a result, also effective January 1, 2025, VFA’s rights and obligations under the investment advisory, subadvisory and expense limitation agreements for the Trust have been transferred to, and assumed by, VIA (the “Transfer”). Both VIA and VFA are wholly owned indirect subsidiaries of Virtus Investment Partners, Inc. No changes have been made to (i) the investment advisory fee rates payable by the Fund or (ii) the Funds’ subadviser or the portfolio managers managing the Funds.

All references in the Funds’ SAI to VFA as the investment adviser are hereby changed to reference VIA, and all instances of a Fund’s subadviser being referenced as an affiliate of VFA are hereby changed to state that the applicable subadviser is an affiliate of VIA.

In the Glossary section beginning on page 3 of the SAI, the definition of “Virtus Fund Advisers” is hereby deleted and certain of the definitions are hereby amended as follows:

Adviser	The investment adviser to the Funds, Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.)
RidgeWorth	RidgeWorth Capital Management LLC (renamed Virtus Capital Advisers, LLC)
VIA	Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.), the Adviser to the Funds

The following disclosure regarding VIA replaces the first paragraph of the disclosure in the section “Investment Adviser” beginning on page 95 of the SAI:

The investment adviser to each of the Funds is Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.), located at One Financial Plaza, Hartford, Connecticut 06103. VIA, an indirect, wholly owned subsidiary of Virtus, acts as the investment adviser for over 60 mutual funds. VIA has acted as an investment adviser for over 80 years. As of September 30, 2024, VIA had approximately $49.3 billion in assets under management.

The following disclosure replaces the introduction to the table at the top of page 98 of the Funds’ SAI, reflecting advisory fees for prior periods: “The following table shows the dollar amount of fees received by the Funds’ investment adviser for services to the Funds, the amount of expenses reimbursed by the Funds’ investment adviser, and the actual fee received by the Funds’ investment adviser, during the fiscal years ended December 31, 2021, 2022 and 2023, under the investment advisory agreement.”

The paragraph under the heading “Adviser Affiliates” on page 97 of the Funds’ SAI is hereby amended to replace the last sentence with the following: “The sole member of the Adviser is Virtus Partners, Inc.”

The reference on page 98 of the Funds’ SAI to Silvant Capital Management LLC as having previously been a team of “the Adviser” is hereby changed to state that it was previously a team of “RidgeWorth.”

The reference on page 99 of the Funds’ SAI to Seix Investment Advisors having joined “the entity now known as Virtus Fund Advisers, LLC” in 2004 is hereby changed to reference “the entity now known as Virtus Capital Advisers, LLC.”

Investors should retain this supplement with the SAI for future reference.

VAT 8622B/VIA Announcement (1/2025)